Exhibit 10.1

THIS AMENDMENT OF SUB-SUBLEASE (this “Amendment”) made as of the 18th day of March, 2016.

B E T W E E N:

IOGEN CORPORATION,
(hereinafter called the “Sub-sublandlord”),

- and -

VARIATION BIOTECHNOLOGIES INC.,
(hereinafter called the “Sub-subtenant”).

WHEREAS pursuant to a sub-sublease dated September 1, 2014 between the Sub-sublandlord and the Sub-subtenant (the “Sub-sublease”), the Sub-sublandlord leased to the Sub-subtenant the Premises on the terms and conditions described therein;

AND WHEREAS the parties have agreed, subject to the terms and conditions hereinafter set forth, to amend the Sub-sublease as set forth in this Amendment;

AND WHEREAS all capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Sub-sublease;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the demise of the Premises and the mutual covenants, agreements and conditions herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party, the parties hereby agree as follows:

1.                             Amendments to Sub-sublease

(a)          The fifth recital of the Sub-sublease is hereby deleted in its entirety and replaced with the following:

“AND WHEREAS the Sub-sublandlord has agreed to sub-sublease to the Sub-subtenant certain laboratory and office space on the second floor of the Building having a total area of approximately 9,682 square feet (the “Rentable Area”), with the Rentable Area being comprised of the approximately 6,970 square feet more particularly described and identified as Area 201B on the plan attached hereto as Exhibit B (the “Existing Area”) and, from and after the Possession Date (as defined below), the approximately 2,712 square feet more particularly described and identified as Area201A on the plan attached hereto as Exhibit B (the “New Area” and, together with the Existing Area, the “Premises”), all on the terms and conditions contained in this Sub-sublease;”

(b)           Section 1.1 of the Sub-sublease is hereby deleted in its entirety and replaced with the following:

“1.1     Interpretation

Where used in this Sub-sublease, any word or term which is specifically defined in the Sublease shall have the meaning ascribed to it in the Sublease unless such word or term is otherwise defined in this Sub-sublease, and the following words shall have the following meanings:

“Fixturing Period” means the period from the Possession Date to (and including) the Substantial Completion Date.

“Possession Date” means February 15, 2016, being the date from which the Sub-subtenant shall be permitted to have access to the New Area during normal operating hours (8:00 a.m. – 8:00 p.m., Toronto time) until the Substantial Completion Date, after which time the Sub-subtenant’s access shall be governed by the terms and conditions of this Sub-sublease.

“Substantial Completion Date” means the date on which the Sub-subtenant is entitled to occupy the New Area for the purpose of conducting business therein in accordance with the terms and conditions of this Sub-sublease which, for greater certainty, shall be the earlier of (i) the date upon which all occupancy permits have been obtained and (ii) April 1, 2016.”

(c)           Section 3.1 of the Sub-sublease is hereby deleted in its entirety and replaced with the following:

“3.1     Sub-sublease Term

The term of this Sub-sublease (the “Term”) shall commence on the date hereof (the “Commencement Date”) and, subject to the next following sentence and subject to Section 3.2, shall end at 11:59 p.m. (Toronto time) on December 31, 2019. In no event shall the Term extend beyond the date of the termination of the Sublease. If the Sublease is terminated in accordance with its terms (whether by expiry or other termination) this Sub-sublease shall be automatically terminated at the same time as the Sublease is terminated.”

(d)          The following shall be added to the Sub-sublease as Section 3.4 thereof:

“3.4     Fixturing Period

(a)     During the Fixturing Period, all of the provisions of this Sub-sublease shall apply to the New Area, except that the Sub-Subtenant shall not be required to pay Basic Rent in respect of the New Area during the Fixturing Period, however, Additional Rent (i.e. operating and common area costs) for the following periods will be paid by the Sub-Subtenant for the New Area:

- February 15-29, 2016: $2056.61 (including HST)

- March 1-31, 2016: $4,170.36 (including HST)

For greater certainty, the Sub-subtenant shall be required to obtain and maintain in respect of the New Area, at the Sub-subtenant’s sole cost and expense, the insurance coverage required to be maintained by the Sub-subtenant during the Term pursuant to this Sub-sublease.

(b)     During the Fixturing Period, on not less than 24 hours’ written notice from the Sub-subtenant, the Sub-sublandlord agrees to provide the Sub-subtenant with the right to access and use an elevator designated by the Sub-sublandlord, at the Sub-sublandlord’s sole discretion.

(c)     The Sub-subtenant hereby acknowledges and agrees that the installation of the Sub-subtenant’s improvements to the New Area described in Section 3.5 below during the Fixturing Period shall be managed by Sub-subtenant and the Sub-sublandlord will retain, at Sub-sublandlord’s own cost and expense, Inside Edge Properties Ltd. to supervise such work on behalf of the Sub-sublandlord all as further set out in Exhibit A hereto.

(e)          The following shall be added to the Sub-sublease as Section 3.5 thereof:

“3.5     New Area Leasehold Improvement Costs

(a)     The Sub-sublandlord acknowledges and agrees that the Sub-subtenant shall be permitted to perform or cause to be performed, at its sole cost and expense, the leasehold improvements in the New Area as further described in Exhibit C attached hereto prior to the Substantial Completion Date (the “Sub-subtenant’s Work”).

(b)     Notwithstanding Section 3.5(a) hereof, the Sub-sublandlord hereby agrees to pay the costs (which cost is not to be charged back to the Sub-subtenant as Additional Rent or otherwise) associated with the preparation of the New Area for occupancy by the Sub-subtenant by completing certain work as further described in Exhibit D, and including the installation of an electric strike on the second door entrance to the suite in the New Area. The installation of an electric strike shall be completed no later than April 1, 2016.

(c)     In addition to the foregoing, the Sub-sublandlord hereby acknowledges and agrees to provide, and the Sub-subtenant hereby accepts, at no additional cost to the Sub-subtenant for use during the Term, the existing office furniture in the New Area as of February 15, 2016, including the two cubicles removed to accommodate construction in the Existing Area and the original kitchenette cupboards, sink, dishwasher, refrigerator and counter-top, all in an as-is condition. For the purposes of this Sub-sublease, all of the items being provided by the Sub-sublandlord pursuant to this Section 3.5(c) shall be included as part of the Landlord’s FF&E.”

(f)           Section 4.1 of the Sub-sublease is hereby deleted in its entirety and replaced with the following:

“4.1     Basic Rent

Subject to Sections 3.4 and 4.3 hereof, for the period beginning on the Commencement Date and ending on December 31, 2019, the Sub-subtenant shall pay to the Sub-sublandlord, without any deduction, set-off or abatement whatsoever, except as may be otherwise provided herein, a basic rent (the “Basic Rent”) for the Premises in the amount of $14.50 per square foot of Rentable Area of the Existing Area per year and $13.50 per square foot of Rentable Area of the New Area per year. Subject to Sections 3.4 and 4.3, the Basic Rent shall be payable monthly in advance in equal, consecutive instalments, on the first day of each and every calendar month, from and after the Commencement Date, the first such payment to be made on the Commencement Date, together with all HST (as defined below) thereon. If any year of the Term commences on any day other than the first day, or ends on any day other than the last day, of a calendar month, all Rent and other sums payable by the Sub-subtenant for the fractions of a month at the commencement or expiration of the applicable year of the Term, as the case may be, shall be calculated on a per diem basis based on a period of three hundred and sixty-five (365) days. The parties hereby acknowledge that the Rentable Area includes a maximum non-negotiable gross-up factor of 18.8%.”

Effective April 1, 2016 until December 31, 2019, monthly Basic Rent shall be $12,964.58 (including HST)

For the period of February 15-29, 2016, the incremental increase in Basic Rent is $334.66 (including HST) and for the period of March 1-31, 2016, monthly Basic Rent shall be $9,516.96 (including HST).

(g)         Section 4.2(a) of the Sub-sublease is hereby amended by deleting the final two sentences thereof in their entirety and replacing them with the following:

“The Additional Rent shall be adjusted annually based on the actual amounts determined at the end of each calendar year, up to a maximum of $18.00 per square foot of the Rentable Area of the Premises for the calendar years 2014, 2015, 2016 and 2017 and a maximum of $19.50 per square foot of the Rentable Area of the Premises for the calendar years of 2018 and 2019 (the “Additional Rent Cap”). Annual reconciliation shall be provided within 120 days after each calendar year-end although the Sub-landlord will make reasonable efforts to provide an estimate within 45 days of calendar year-end.”

(h)          Section 5.2 of the Sub-sublease is hereby amended by deleting the phrase “any 26 parking spaces” therefrom and replacing such phrase with “any 36 parking spaces”.

(i)           Section 10.12 of the Sub-sublease is hereby deleted in its entirety and replaced with the following:

“10.12     Signage

The Sub-sublandlord hereby agrees to install a multi-tenant sign outside the Building within six (6) months of receipt of consent from OMCIAA with respect to the installation of same. The Sub-subtenant hereby agrees to pay for any reasonable costs arising in connection with its insert in such sign but not the sign itself.”

(j)           Schedule B of the Sub-sublease is hereby deleted in its entirety and replaced with the contents of Exhibit B attached hereto.

(k)          Schedule C of the Sub-sublease is hereby deleted in its entirety and replaced with the contents of Exhibit E attached hereto.

2.                             Sublandlord’s Consent

The entering into of this Amendment and the agreement resulting therefrom is expressly conditional upon the Sub-sublandlord obtaining the Sublandlord’s written consent to this Amendment in accordance with Article 13 of the Sublease. Should the preceding condition not be met on or before March 31, 2016, this Amendment shall be null and void and of no further force or effect and the parties shall have no further obligations hereunder.

3.                             Affirmation of Sub-sublease

Except as specifically amended pursuant to this Amendment, all other terms and conditions set forth in the Sub-sublease remain unamended and in full force and effect (including, without limitation, Section 3.3 of the Sub-sublease), and the Sub-sublease, as amended hereby, is hereby ratified and confirmed by the Sub-sublandlord and the Sub-subtenant. For greater certainty, the Sub-sublandlord and Sub-subtenant acknowledge and agree that the option to extend the Term for two (2) periods of three (3) years each have not been exercised through this Amendment and remains available to the Tenant as further provided in the Sub-sublease.

4.                             Paramountcy

In the event of any conflict or inconsistency between the provisions of the Sub-sublease and the provisions of this Amendment, the latter shall prevail.

5.                             Number, Gender, Liability

The grammatical changes required to make the provisions of this Amendment apply in the plural sense where the Sub-subtenant comprises more than one person and to corporations, firms, partnerships or individuals, male or female, will be assumed as though in each case fully expressed.

6.                             Headings and Captions

The Section numbers and headings contained herein are inserted for convenience of reference only and are not to be considered when interpreting this Amendment.

7.                             Further Assurances

The Sub-sublandlord and the Sub-subtenant shall from time to time hereafter and upon any reasonable request of the other, execute and deliver, make or cause to be made all such further acts, deeds, assurances and things as may be required or necessary to more effectually implement and carry out the true intent and meaning of this Amendment.

8.                             Successors and Assigns

This Amendment shall benefit and bind the successors and assigns of the Sub-sublandlord and the permitted successors and assigns of the Sub-subtenant.

9.                             Time of the Essence

Time is of the essence of this Amendment and every part hereof.

10.                           Governing Law

This Amendment shall be interpreted under and is governed by the laws of the Province of Ontario and all federal laws of Canada applicable therein.

11.                           Counterparts

This Amendment may be executed in counterparts, each of which shall be an original and all counterparts together shall constitute a single document. The fact of execution of this Amendment may be communicated to the other parties by facsimile or e-mail (with a pdf attachment) transmission of the signature page of this Amendment.

12.                           Registration

               The Sub-subtenant may, at is discretion, register this Amendment or any other instrument or notice pertaining to this Amendment against the Land, upon receipt of Sub-sublandlord’s consent.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF the parties hereto have executed this Amendment of Sub-sublease as of the date first written above.

IOGEN CORPORATION

/s/ Brian Foody
by:
Name:Brian Foody
Title:President & Chief Executive Officer

I have authority to bind the Corporation

VARIATION BIOTECHNOLOGIES INC.

/s/ Jeff Baxter
by
Name:Jeff Baxter
Title: President & CEO

I have authority to bind the Corporation

 Signature Page - Amendment to Sub-sublease

EXHIBIT A

Outline of Responsibilities for Renovation of New Area

Inside Edge Properties Ltd. (“Inside Edge”) will:

a)    Review 4Te’s designs and the engineering designs and will provide a list of comments, to reflect the Sub-sublandlord’s perspective and impact to the base building;

b)    Provide a list to 4Te of approved vendors for the Premises.  Inside Edge will provide two contractor names for major systems such as HVAC, Electrical, Controls, Fire/Life Safety and Security.  Inside Edge will also provide a recommendation for a minimum of two general contractors to allow Sub-subtenant and 4Te flexibility in their tendering process.  Vendors must be selected from Inside Edge’s approved list, or alternatives discussed and pre-approved by Inside Edge and Sub-sublandlord;

c)     Review all drawings and permit applications for base building concerns prior to work starting;

d)     Review all engineering field reports;

e)     Conduct field reviews and ensure final closeout is complete on Sub-sublandlord’s behalf; and

f)     Inside Edge and Sub-sublandlord will select the carpet vendor, painter and electric strike installer.

Sub-subtenant will engage 4Te and pay for all other aspects including:

a)    Design costs and engineering costs;

b)   Tendering and selecting the contractors for Sub-subtenant specific renovation items;

c)    Obtain all permits;

d)   Construction management and schedule;

e)   All costs of Sub-subtenant’s renovations; and

f)    Project close out

EXHIBIT B

EXHIBIT B

201A
RENTABLE AREA=2,712 sq ft
201B
RENTABLE AREA=6,970 sq ft
0
10

Client: Inside Edge Properties

**Inside Edge Properties**

| | |
|---|---|
| Version: SPV1 | Prepared: [illegible] |
| | Measured: [illegible] |

310 Hunt Club Road East
Ottawa, Ontario

**Suite 201 Feasibility Plan**

extreme measures

www.xmeasures.com
mail@xmeasures.com

tel: 416.323.2858
fax: 416.323.0855
toll free: 1.877.XMEASURES

55 Avenue Road
Suite 2920
Toronto, ON M5R 3L2

Prepared: February 11, 2016

Att: Mr. Michael Ivanich
Manager, Building Operations
Inside Edge Properties "Client"
464 Bank Street, Suite 200
Ottawa Ontario K2P 1Z3

Re: 310 Hunt Club Road East, Suite 201, Ottawa Ontario ("Property")

Subsequent to our feasibility study of the Property on February 11, 2016 we confirm the following:

The area noted below is in compliance with the *ANSI/BOMA Z65.1-1996 Standard Method For Measuring Floor Area in Office Buildings*. The area is consistent with version SPV1 of the corresponding feasibility study.

**Suite 201A : Rentable Area = 2,712 square feet**
**Suite 201B : Rentable Area = 6,970 square feet**

If you have any concerns, please feel free to contact our office at your convenience.

Thank you,
Extreme Measures Inc.

This work product has been prepared by Extreme Measures Inc. pursuant to a contract with the Client for the sole benefit of and use by the Client. No third party may rely on this work product without the receipt of a reliance letter from Extreme Measures Inc.

EXHIBIT C – SUB-SUBTENANT’S WORK

EXHIBIT C – SUB-SUBTENANT'S WORK

| NO. | DESCRIPTION | [illegible]/01/2015 ISSUED FOR REVIEW | ISSUED | | | | |
|---|---|---|---|---|---|---|---|
| D.01 | FURNITURE PLAN | X | | | | | |
| D.02 | DEMOLITION PLAN | X | | | | | |
| D.03 | CONSTRUCTION PLAN | X | | | | | |
| D.04 | REFLECTED CEILING PLAN | X | | | | | |
| D.05 | FLOOR FINISHES PLAN | X | | | | | |
| D.06 | WALL FINISHES PLAN | X | | | | | |

# VBI VACCINES

**INTERIOR FIT UP**
**AREA = 2,234 SQ.FT. (208 SQ.M.)**
**CLASS D OCCUPANCY**
WASHROOMS (LOCATED IN BASEBUILDING CORE): 4 WOMEN'S, 4 MEN'S, 1 UNISEX/UNIVERSAL

ISSUED FOR: REVIEW, JANUARY 7, 2015

VBI VACCINES
310 HUNT CLUB ROAD EAST
2ND FLOOR
OTTAWA, ONTARIO
PROJECT # 15-VBI-4389

N.I.C
N.I.C
N.I.C
LUNCHROOM
MEETING ROOM
WORK AREA
N.I.C.
N.I.C
MEETING ROOM

KEY PLAN

REVISION TABLE

| REV | DESCRIPTION | DATE |
| --- | --- | --- |
| 01 | ISSUED FOR REVIEW | [illegible] |

THIS DRAWING TO BE READ IN CONJUNCTION WITH THE CONSTRUCTION MANUAL.

28700

VBI VACCINES

OTTAWA, ONTARIO

FURNITURE PLAN

| Date | Scale |
| --- | --- |
| JANUARY 4, 2016 | [illegible] |

D-01

N.I.C.
N.I.C.
203
204
200
N.I.C.
202
N.I.C.
201

| DEMOLITION LEGEND | |
|---|---|
| SYMBOL | DESCRIPTION |
| | EXISTING PARTITION TO BE DEMOLISHED |
| | EXISTING PARTITION TO REMAIN |
| | EXISTING DOOR TO REMAIN UNLESS NOTED OTHERWISE |
| | EXISTING DOOR TO BE REMOVED AND DISPOSED |

GENERAL NOTES FOR DEMOLITION

1. DO NOT INTERFERE WITH ANY USE OF ADJACENT BUILDING PREMISES. MAINTAIN FREE AND SAFE PASSAGE OF THE GROUND FLOOR LOBBY. USE EXTERIOR DOORS ACCESSING DIRECTLY TO THE EXTERIOR.
2. REMOVE, STORE AND PROTECT, FOR REINSTALLATION THOSE MATERIALS AND EQUIPMENT AS REQUIRED TO COMPLETE DEMOLITION AND ALL ITEMS TO BE TURNED OVER TO OWNER, REFERS TO AND INCLUDES TENANT SIGNAGE AND WINDOW BLINDS. [illegible] TO FIND SUITABLE STORAGE FOR THESE ITEMS.
3. REMOVE DRYWALL PARTITIONS AND DEMOUNTABLE PARTITIONS (INCLUDING ANY ELECTRICAL AND DATA) AS INDICATED AND REPAIR [illegible]. MAKE GOOD ALL ADJACENT CONDITIONS.
4. PROVIDE SAME PRODUCT OR TYPES OF CONSTRUCTION AS THAT IN EXISTING STRUCTURE AS NEEDED TO PATCH, EXTEND OR MATCH EXISTING WORK.
5. CONTRACT DOCUMENTS WILL NOT DEFINE PRODUCTS OR STANDARDS OF WORKMANSHIP PRESENT IN EXISTING CONSTRUCTION. CONTRACTOR SHALL DETERMINE PRODUCTS BY INSPECTION AND ANY NECESSARY TESTING AND WORKMANSHIP BY USE OF EXISTING AS A SAMPLE OF COMPARISON.
6. PRESENCE OF A PRODUCT, FINISH OR TYPE OF CONSTRUCTION, THAT REQUIRES PATCHING, EXTENDING OR MATCHING SHALL BE PERFORMED AS NECESSARY TO MAKE WORK COMPLETE AND CONSISTENT TO IDENTICAL STANDARDS OF QUALITY.
7. CARRY OUT DEMOLITION WORK IN A MANNER TO CAUSE AS LITTLE INCONVENIENCE TO THE CLIENT AND ADJACENT OCCUPIED AREAS AS POSSIBLE.
8. COORDINATE ACTIVITIES WITH LANDLORD AND OBTAIN APPROVAL WHEN NECESSARY FOR SPECIAL DEMOLITION ACTIVITIES CAUSING DISTURBANCE TO OCCUPANTS.
9. PROVIDE AND PAY FOR ALL PERMITS, INSPECTIONS, ETC. REQUIRED FOR WORK OF THIS SECTION.
10. ERECT AND MAINTAIN DUST PROOF PARTITIONS AS REQUIRED TO PREVENT THE SPREAD OF DUST, FUMES AND SMOKE TO OTHER PARTS OF THE BUILDING. UPON COMPLETION, REMOVE PARTITIONS AND MAKE GOOD DAMAGED SURFACES TO MATCH ADJACENT SURFACES.
11. CEASE OPERATIONS AND NOTIFY CONSULTANT IMMEDIATELY IF ANY ASBESTOS IS ENCOUNTERED OR SUSPECTED ON SITE.
12. REPAIR ALL DEMOLITION PERFORMED IN EXCESS OF THAT REQUIRED, AT NO COST TO THE CLIENT.
13. LEAVE SUBSTRATE SURFACES IN SMOOTH, SOUND CONDITION, SUITABLE TO RECEIVE NEW FINISHES.
14. REMOVE DEMOLISHED MATERIALS FROM SITE ON A DAILY BASIS DURING THE PERFORMANCE OF THE WORK.
15. REMOVE EXISTING FINISHING MATERIAL FROM FLOOR IN ALL AREAS INDICATED.
16. STRIP AND SCRAPE LATENT ADHESIVES FROM PREVIOUS FINISHES.
17. USE OF SOLVENT STRIPPERS SHALL BE PERFORMED WHEN THE BUILDING IS NOT OCCUPIED. ENSURE THAT PROPER VENTILATION PROCEDURES ARE FOLLOWED.
18. PATCH ALL DAMAGED AREAS WITH SUITABLE LATEX CONCRETE FILLER OR GROUT DEPENDING UPON EXTENT OF DAMAGE. FILL AND LEVEL FLOOR SLAB TO THE TOLERANCES SPECIFIED BY THE LANDLORD. APPLY SEALER TO THE CONCRETE SLAB WHERE AFFECTED UNDER THIS SECTION.
19. REMOVE ALL CEILING TILE FOR DURATION OF CONSTRUCTION.
20. REPLACE ANY T-BAR SUSPENSION MEMBERS WHICH ARE DAMAGED.
21. REMOVE ALL APPLIED WALL FINISHES FROM BASE BUILDING WALLS EXCEPT FOR PAINTED AREAS. PREPARE WALLS TO RECEIVE NEW FINISH AS SPECIFIED.
22. PATCH ALL DAMAGED SURFACES AND AREAS WHERE TENANT FIXTURES, FITTING AND EQUIPMENT WERE REMOVED.
23. REFER TO MECHANICAL AND ELECTRICAL SPECIFICATIONS FOR FURTHER DEMOLITION REQUIREMENTS.
24. REMOVE ALL DEBRIS AND RUBBISH, TOOLS AND EQUIPMENT FROM SITE. FLOORS SHALL BE LEFT BROOM CLEAN AND BE LEFT IN A CONDITION ACCEPTABLE TO THE CONSULTANT.
25. WHERE DEMOLITION OF EXISTING T-BAR CEILING OCCURS, SAVE ALL FLUORESCENT LIGHT FIXTURES AND T-BAR FOR REUSE AS REQUIRED. ANY UNUSED MATERIAL TO BE TURNED OVER TO THE LANDLORD AT THE COMPLETION OF THE PROJECT.
26. REMOVE ALL EXISTING DRYWALL BAFFLES ABOVE CEILING AND ASSOCIATED FRAMING.
27. REMOVE ALL EXISTING FLOOR FINISHES AND BASEBOARDS.

KEY PLAN

| REV | DESCRIPTION | DATE |
|---|---|---|
| 01 | ISSUED FOR REVIEW | [illegible] |

REVISION TABLE

THIS DRAWING TO BE READ IN CONJUNCTION WITH THE CONSTRUCTION MANUAL.

THIS DRAWING IS THE PROPERTY OF 4TE INC. ALL COPYRIGHT IS RESERVED.

CE DESSIN EST LA PROPRIÉTÉ DE 4TE INC. ET TOUS DROITS DE REPRODUCTION SONT RÉSERVÉS.

DIMENSIONS ON THIS DRAWING FOR ESTIMATING PURPOSES ONLY. IT IS THE RESPONSIBILITY OF EACH CONTRACTOR AND SUB-CONTRACTOR TO CHECK ALL DIMENSIONS AND CONDITIONS ON SITE.

LES DIMENSIONS SUR CE DESSIN SONT UNIQUEMENT POUR ÉTABLIR UN DEVIS. LES ENTREPRENEURS DEVRONT PRENDRE LEURS PROPRES MESURES SUR LES LIEUX ET EN ÊTRE RESPONSABLES.

4TE INC. SCEAU

26700

4TE

[illegible] Avenue [illegible]
Ottawa, [illegible]
T: 613.232.4450
F: 613.232.4487

Project Title / Titre du Projet

VBI VACCINES

300 HUNT CLUB ROAD EAST
2ND FLOOR
OTTAWA, ONTARIO

Drawing Title / Titre du Dessin

DEMOLITION PLAN

| Date | Scale / Échelle |
|---|---|
| JANUARY 4, 2016 | [illegible] |
| Drawn by / Dessiné par | Checked by / Vérifié par |
| [illegible] | |
| | Reference / Référence |
| | [illegible] |
| | Drawing No. |
| | D-02 |

N.I.C.
200
201
202
203
204
10'-3½"
ALIGN

## CONSTRUCTION LEGEND

| SYMBOL | DESCRIPTION |
| --- | --- |
|  | EXISTING PARTITION TO REMAIN |
| P1 | PARTITION TO BE [illegible] |
| P2 | GLASS [illegible] PARTITION [illegible] |
|  | INDICATES DOOR #, SEE DOOR SCHEDULE |
|  | INDICATES [illegible] |

① [illegible]
② PROVIDE BLOCKING IN WALL TO SUPPORT [illegible] TABLE
③ PROVIDE EXTRA LAYER OF PLYWOOD AS FUTURE [illegible] BOARD AS SHOWN ON THE ELEVATION [illegible] PAGE [illegible]

## CONSTRUCTION NOTES

1. PROTECT WORK AND EXISTING PROPERTY, ADJACENT PUBLIC AND PRIVATE PROPERTY AND WORK OF OTHER SECTIONS FROM DAMAGE WHILE DOING WORK.
2. PROTECT ELEVATORS, LOBBY, FLOORS, WALLS AND DOORS AGAINST DAMAGE, SPREAD OF DUST AND DIRT. TAKE SPECIAL MEASURES WHEN MOVING HEAVY LOADS OR EQUIPMENT, THIS INCLUDES THE NEW CARPET INSTALLED THROUGHOUT THE SPACE BY OTHERS.
3. [illegible] ALL PERIMETER WINDOW BLINDS AT THE START OF CONSTRUCTION. WRAP UP IN PLASTIC AND [illegible] CONSTRUCTION IS COMPLETE.
4. ALL DIMENSIONS ARE IMPERIAL UNITS.
5. SOUND BAFFLE [illegible] WHERE NEW WALL MEETS [illegible]. SOUND BAFFLE TO MATCH EXISTING
6. ALL DIMENSIONS ARE TAKEN TO THE CENTER LINE OF WALLS, EXCEPT TO THE FACE OF CORE WALLS AND/OR COLUMNS OR UNLESS OTHERWISE NOTED.
7. ALL DOOR FRAMES TO BE INSTALLED [illegible] FROM PARTITIONS UNLESS NOTED OTHERWISE.
8. CHALK ALL PARTITION LOCATIONS AND OBTAIN APPROVAL OF PARTITION LAYOUT FROM DESIGNER PRIOR TO INSTALLING METAL TRACKS AND STUDS
9. GYPSUM BOARD TO BE TAPED, SANDED AND PRIMED READY TO RECEIVE NEW FINISH UNLESS OTHERWISE NOTED. REFER TO FINISHES PLAN.
10. GYPSUM BOARD JOINTS ARE TO BE [illegible] OF METAL STUDS.
11. [illegible] NEW OR EXISTING PENETRATIONS IN [illegible] WALLS WITH 2 HR. LISTED FIRE STOPPING.
12. CONTRACTOR TO REMOVE ALL GLUE, TAPE, PAPER ETC., THEN WASH [illegible] OF ALL GREASE AND DIRT THEN REPAIR ALL DAMAGE, INCLUDING DEPRESSIONS, CHIPS, AND SCREW HOLES WHERE PARTITIONS WERE REMOVED AND MAKE READY TO RECEIVE NEW PAINT FINISH.
13. PATCH AND REPAIR ALL DAMAGES TO CORE WALLS AND COLUMNS, INCLUDING WHERE [illegible] HAVE BEEN REMOVED [illegible] WALLS, [illegible] ATTACHMENTS LEFT OVER WALL PAPER [illegible] AND MAKE READY TO RECEIVE NEW WALL FINISH.
14. WHERE EXISTING FLOOR FINISHES ARE BEING REMOVED, FLOOR SURFACE TO BE MADE LEVEL AND SMOOTH, READY TO RECEIVE NEW FINISH AS SPECIFIED ON FINISHES PLAN.
15. REFER TO [illegible] DRAWINGS FOR ALL [illegible] LOCATED ON THE CONSTRUCTION PLAN AND COORDINATE REQUIRED BLOCKING OR CONCEALED COMPONENTS WITHIN THE [illegible] FOR PROPER SUPPORT.
16. PATCH [illegible] FLOORS OR WALLS WITH CONCRETE [illegible] OR ELECTRICAL HAS BEEN REMOVED, INCLUDING ALL [illegible] & ELECTRICAL CLOSETS.
17. CONTRACTOR TO PERFORM ALL WORK SPECIFIED ON DRAWINGS AND SPECIFICATIONS AND SUPPLY ALL NECESSARY MATERIAL AND LABOUR REQUIRED TO COMPLETE ALL PHASES OF WORK.
18. WHERE FLOOR SLAB IS UNEVEN, [illegible] DOOR FRAMES TO SUIT AND PAINT [illegible] TO MATCH FRAME FINISH.
19. CONTRACTOR TO VERIFY ALL OR [illegible], SPECIFICATIONS, DIMENSIONS AND MEASUREMENTS AS WELL AS SITE CONDITIONS AND NOTIFY THE CONSULTANT OF ANY ERRORS, DISCREPANCIES AND OMISSIONS PRIOR TO [illegible] WORK.
20. REFER TO THE ENGINEERING DRAWINGS FOR ALL MECHANICAL AND ELECTRICAL REQUIREMENTS INCLUDING [illegible] SPECIFICATIONS.
21. CONTRACTOR TO ENSURE THAT ALL PARTITIONING AND CEILINGS ARE REPAIRED AFTER THE MECHANICAL AND ELECTRICAL TRADES HAVE COMPLETED THEIR WORK.
22. CONTRACTOR TO ENSURE THAT ALL [illegible] ARE CLEANED [illegible] AS PER THE CLEANING SPECIFICATIONS [illegible] PRIOR TO THE TENANT OCCUPANCY.
23. CONTRACTOR TO SEAL ALL PENETRATIONS IN 2 HR. FIRE-RATED PARTITIONS WITH APPROVED FIRE SEAL SYSTEMS, INCLUDING ANY EXISTING PENETRATIONS OR NEW PENETRATIONS WITHIN [illegible] ELECTRICAL CLOSETS, FLOORS OR WALLS.
24. USE [illegible] TO ATTACH [illegible] PARTITIONS TO T-BARS. DO NOT USE [illegible] TO ATTACH ANYTHING TO T-BAR SYSTEM.

*ANY WORK WHICH EFFECTS THE TENANT OCCUPIED AREA WILL REQUIRE CLEANING AND CEILING RE-INSTATEMENT ETC. TO PROVIDE THE OCCUPANT WITH A CLEAR AND FUNCTIONING WORK ENVIRONMENT.

*ANY WORK WHICH IS INCOMPLETE AT THE TIME OF FLOOR TURNOVER, AFTER CONSTRUCTION WORK WILL BE REQUIRED TO TAKE PLACE AFTER NORMAL WORKING HOURS, [illegible] AND AREAS OF WORK TO BE CLEANED AT THE END OF EACH SHIFT.

*CONTRACTOR TO ENSURE THAT THE AFTER HOUR SITE IS CLEAN AND RETURNED TO NORMAL WORKING HOUR CONDITION PRIOR TO LEAVING THE SITE.

*CONTRACTOR TO PROVIDE A SECURE SPACE FOR ANY WORK INCOMPLETE AT THE TIME OF TENANT TURN OVER.

DOOR SCHEDULE FOR: VBI - 310 HUNT CLUB EAST    PROJECT NUMBER CBD-4133

| Door | | | | | | | Frame | | | Hardware | | | | | Comments |
| --- | --- | --- | --- | --- | --- | --- | --- | --- | --- | --- | --- | --- | --- | --- | --- |
| # | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | Type | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |  |
| [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |  |  | [illegible] |  | [illegible] | [illegible] | [illegible] |  |  |  | [illegible] |
| [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] | [illegible] |  |  |  |  |  |  |  |  | [illegible] |

KEY PLAN

| REV | DESCRIPTION | DATE |
| --- | --- | --- |
| 01 | ISSUED FOR [illegible] | [illegible] |

REVISION TABLE

THIS DRAWING TO BE READ IN CONJUNCTION WITH THE CONSTRUCTION MANUAL.

THIS DRAWING IS THE PROPERTY OF [illegible] INC. ALL COPYRIGHT IS RESERVED.

CE DESSIN EST LA PROPRIÉTÉ DE [illegible] INC. ET TOUS DROITS DE REPRODUCTION SONT RÉSERVÉS.

DIMENSIONS ON THIS DRAWING FOR ESTIMATING PURPOSES ONLY. IT IS THE RESPONSIBILITY OF EACH CONTRACTOR AND SUB-CONTRACTOR TO CHECK ALL DIMENSIONS AND CONDITIONS ON SITE.

LES DIMENSIONS SUR CE DESSIN SONT UNIQUEMENT POUR ÉTABLIR UN DEVIS. LES ENTREPRENEURS DOIVENT PRENDRE LEURS PROPRES MESURES SUR LES LIEUX ET EN ÊTRE RESPONSABLES.

28700

Project Title / Titre du Projet

VBI VACCINES

310 HUNT CLUB ROAD EAST
2ND FLOOR
OTTAWA, ONTARIO

Drawing Title / Titre du Dessin

CONSTRUCTION PLAN

| Date | Scale / Échelle |
| --- | --- |
| JANUARY 4, 2018 | 1/8" = 1' |
| Drawn by / Designer: [illegible] | Checked by / Vérifié par |
|  | Reference / Référence: [illegible] |
|  | Drawing No.: D-03 |

N.I.C.
N.I.C.
7'-6"
2'-3½"
1'-2"
203
204
200
N.I.C.
202
N.I.C.
201

| REFLECTED CEILING LEGEND | |
|---|---|
| SYMBOL | DESCRIPTION |
| $\oplus_A$ | TYPE A - PENDANT [illegible] |
| $\Diamond_B$ | TYPE B - RECESSED DOWNLIGHT [illegible] |

GENERAL NOTES FOR REFLECTED CEILING

1. THIS DRAWING IS TO BE READ IN CONJUNCTION WITH ALL OTHER DRAWINGS AND SPECIFICATIONS, INCLUDING THOSE BY CONSULTING M & E ENGINEERS.
2. ALL FIXTURE DIMENSIONS ARE CENTERED TO THE FIXTURE UNLESS OTHERWISE NOTED.
3. ALL DOWN LIGHTS AND WALL WASHERS TO BE INSTALLED IN THE CENTER OF THE INDICATED CEILING TILE, UNLESS DIMENSIONED OTHERWISE ON PLAN.
4. ADEQUATELY PROTECT THE CEILING GRID DURING CONSTRUCTION.
5. CONTRACTOR IS RESPONSIBLE FOR THE REMOVAL AND REPLACEMENT OF CEILING TILES FOR ACCESS BY OTHER TRADES (MECHANICAL, ELECTRICAL AND CABLING).
6. REFLECTED CEILING PLAN SHOWS FIXTURE LOCATION ONLY. REFER TO ENGINEER'S DRAWINGS FOR SPECIFICATIONS, CIRCUITING AND SWITCHING INFORMATION.
7. REFER TO ENGINEERING DRAWINGS FOR SPRINKLER HEAD LOCATIONS.
8. REFER TO ENGINEERING DRAWINGS FOR EXIT SIGN AND FIRE ALARM LOCATIONS.
9. REFER TO ENGINEERING DRAWINGS FOR SUPPLY AND RETURN AIR SOURCE LOCATIONS.
10. SUPPLY AND INSTALL NEW CEILING TILES TO MATCH EXISTING WHEN REMOVING OR RELOCATING SERVICE POLES, LIGHT FIXTURES, SUPPLY DIFFUSERS, RETURN AIR GRILLES, SPRINKLERS ETC.
11. ALL SWITCHES, INCLUDING DIMMER CONTROLS, AND COVERPLATES TO BE WHITE AND INSTALLED 6" (150MM) FROM THE DOOR OR SIDELIGHT FRAME UNLESS NOTED OTHERWISE ON PLAN.
12. REPLACE, PATCH OR REPAIR ANY MISSING OR DAMAGED CEILING TILES AND OR CEILING TILES AS REQUIRED AND LEAVE THE CEILING IN A "LIKE NEW" CONDITION.
13. CONTRACTOR TO PROVIDE THE LABOUR AND MATERIALS TO ACCOMMODATE THE CHANGE IN DIRECTION OF FLUORESCENT LIGHT FIXTURES, AS SHOWN ON PLAN.
14. MOUNTING HEIGHTS OF SWITCHES @ 1200 MM (48") A.F.F., THERMOSTATS @ 1500 MM (72") A.F.F. AND OUTLETS @ 400 MM (16") A.F.F. UNLESS OTHERWISE INDICATED.

KEY PLAN

| REV. | DESCRIPTION | DATE |
|---|---|---|
| 01 | ISSUED FOR REVIEW | [illegible] |

REVISION TABLE

THIS DRAWING TO BE READ IN CONJUNCTION WITH THE CONSTRUCTION MANUAL.

THIS DRAWING IS THE PROPERTY OF 4TÉ INC. ALL COPYRIGHT IS RESERVED.

CE DESSIN EST LA PROPRIÉTÉ DE 4TÉ INC. ET TOUS DROITS DE REPRODUCTION SONT RÉSERVÉS.

DIMENSIONS ON THIS DRAWING FOR ESTIMATING PURPOSES ONLY. IT IS THE RESPONSIBILITY OF EACH CONTRACTOR AND SUB-CONTRACTOR TO CHECK ALL DIMENSIONS AND CONDITIONS ON SITE.

LES DIMENSIONS SUR CE DESSIN SONT UNIQUEMENT POUR ÉTABLIR UN DEVIS. LES ENTREPRENEURS DEVRONT PRENDRE LEURS PROPRES MESURES SUR LES LIEUX ET EN ÊTRE RESPONSABLES.

4TÉ PROJ. NO.

28700

4té

Project Title / Titre du Projet

VBI VACCINES

310 HUNT CLUB ROAD EAST
2ND FLOOR
OTTAWA, ONTARIO

Drawing Title / Titre du Dessin

REFLECTED CEILING PLAN

| Date | Scale / Échelle |
|---|---|
| JANUARY 4, 2010 | 1/8" = 1' |
| Drawn by / Dessiné par | Checked by / Vérifié par |
| [illegible] | |
| | Reference / Référence |
| | 15-VBI-4069 |
| | Drawing No. |
| | D-04 |

N.I.C.
N.I.C.
203
204
200
N.I.C.
232
N.I.C.
201

| FLOOR FINISHES LEGEND | |
|---|---|
| SYMBOL | DESCRIPTION |
| [illegible] | [illegible]<br>FIELD CARPET<br>[illegible] |
| [illegible] | [illegible] |
| [illegible] | [illegible]<br>Style: 4" COVE BASE [illegible] |
| [illegible] | [illegible] |

## GENERAL NOTES FOR FLOOR FINISHES PLAN

GENERAL NOTES

1. ALL MATERIALS ARE TO BE ORDERED WHEN THE CONSTRUCTION CONTRACT IS AWARDED. AT THIS TIME THE CONTRACTOR IS TO CONFIRM THAT ALL DELIVERIES WILL MEET CONSTRUCTION SCHEDULE. [illegible] IN THE EVENT THAT MATERIALS ARE NOT AVAILABLE IN TIME TO MEET SCHEDULED COMPLETION DATES, THE CONTRACTOR SHALL PROVIDE PROOF OF DATE OF ORDER OF MATERIALS PRIOR TO REQUESTING SUBSTITUTIONS.

FLOOR FINISHES NOTES

1. CARPET (FIELD CARPET) TO BE [illegible] UNLESS NOTED OTHERWISE.
2. WHERE EXISTING FLOORING IS TO BE REMOVED, FLOOR TO BE CLEANED AND PREPARED TO RECEIVE NEW FINISH. CONTRACTOR TO PREPARE FLOOR ACCORDINGLY TO RECEIVE NEW ADHESIVE AND FLOORING.
3. CONTRACTOR TO INCLUDE IN QUOTATION ALL PREPARATION REQUIRED FOR A COMPLETE AND SATISFACTORY FLOORING INSTALLATION.
4. [illegible]
5. CONTRACTOR SHALL SUPPLY AND INSTALL ALL FLOOR FINISHES PER MANUFACTURERS INSTRUCTIONS IN AREAS AS INDICATED ON FLOOR FINISHES PLAN.
6. CARPET TO BE DIRECT GLUE DOWN TO FLOOR USING [illegible] ADHESIVE, CONFORMING TO [illegible] STANDARDS.
7. CONTRACTOR SHALL PROVIDE ALL NECESSARY [illegible] TRANSITION STRIPS, PROVIDE SAMPLE FOR APPROVAL BY DESIGNER.
8. CARPET ACCENT AND/OR FLOORING PATTERNS TO BE CHALKED FOR APPROVAL BY DESIGN CONSULTANT PRIOR TO COMMENCING WORK.
9. WHERE A CHANGE OF FLOORING OCCURS AT DOOR OPENINGS, THE INTERSECTION BETWEEN THE FLOOR FINISHES SHALL BE CONCEALED BENEATH THE DOOR.
10. ALL VINYL TILES TO BE [illegible], SEALED AND WAXED BY CONTRACTOR AS PER MANUFACTURER'S INSTRUCTIONS.
11. 4" (100MM) RUBBER BASE TO BE INSTALLED ON ALL DRYWALL PARTITIONS, COLUMNS AND CORE OF BUILDING WHERE NEW FLOORING IS APPLIED.
12. WHERE EXISTING CORRIDOR WALLS HAVE BEEN DEMOLISHED, REMOVE CARPET AND WALL FINISHES AND PREPARE SURFACES TO RECEIVE NEW FINISHES AS SPECIFIED.

KEY PLAN

| | | |
|---|---|---|
| [illegible] | ISSUED FOR REVIEW | [illegible] |
| REV | DESCRIPTION | DATE |

REVISION TABLE

THIS DRAWING TO BE READ IN CONJUNCTION WITH THE CONSTRUCTION MANUAL.

THIS DRAWING IS THE PROPERTY OF 4TE INC. ALL COPYRIGHT IS RESERVED.

CE DESSIN EST LA PROPRIÉTÉ DE 4TE INC. ET TOUS DROITS DE REPRODUCTION SONT RÉSERVÉS.

DIMENSIONS ON THIS DRAWING FOR ESTIMATING PURPOSES ONLY. IT IS THE RESPONSIBILITY OF EACH CONTRACTOR AND SUB-CONTRACTOR TO CHECK ALL DIMENSIONS AND CONDITIONS ON SITE.

LES DIMENSIONS SUR CE DESSIN SONT UNIQUEMENT POUR ÉTABLIR UN DEVIS. LES ENTREPRENEURS DEVRONT PRENDRE LEURS PROPRES MESURES SUR LES LIEUX ET EN ÊTRE RESPONSABLES.

[illegible]
28730

SIGNATURE [illegible]

4TE
[illegible]
[illegible]
tel: 613.232.4469
fax: 613.232.4187
[illegible]

Project Title / Titre du Projet

VBI VACCINES

[illegible] HUNT CLUB ROAD EAST
2ND FLOOR
OTTAWA, ONTARIO

Drawing Title / Titre du Dessin

FLOOR FINISHES PLAN

| Date | Scale / Échelle |
|---|---|
| JANUARY 4, 2018 | [illegible] |
| Drawn by / Dessiné par<br>[illegible] | Checked by / Vérifié par |
| | Reference / Référence<br>[illegible] |
| N | Drawing No.<br>D-05 |

N.I.C.
N.I.C.
203
204
200
202
N.I.C.
N.I.C.
201

## GENERAL NOTES FOR WALL FINISHES PLAN

GENERAL NOTES:

1. ALL MATERIALS ARE TO BE ORDERED WHEN THE CONSTRUCTION CONTRACT IS AWARDED. [illegible] SUBSTITUTIONS [illegible]
2. THE CONTRACTOR SHALL PROVIDE CONTROL SAMPLES FOR APPROVAL BY DESIGNER [illegible] ALL PAINT SAMPLES SHALL BE APPROVED BY DESIGNER PRIOR TO APPLICATION. [illegible]
3. EXCEPT WHERE OTHERWISE NOTED, PAINT FINISH FOR WALLS AND COLUMNS TO BE LATEX IN AN EGGSHELL FINISH.
4. UNLESS OTHERWISE NOTED, ALL SURFACES WHERE PAINT IS APPLIED, CONTRACTOR TO PRIME WITH ONE COAT LATEX SEALER, [illegible] (COLOUR AS SPECIFIED ABOVE).
5. THOROUGHLY CLEAN ALL WINDOW FRAMES OF ALL ACCUMULATED DIRT AND DEBRIS AT ALL JOINTS AND CORNERS BETWEEN THE FRAME AND GLASS TO A "LIKE-NEW" CONDITION.
6. ALL COAT CLOSETS WITH DRYWALL INTERIORS TO BE PAINTED AS PER ADJACENT WALLS.
7. ALL DRYWALL CEILINGS TO BE PAINTED FLAT WHITE.

WALL FINISHES NOTES:

1. ALL PERIMETER HEAT CONVECTOR CABINETS, INCLUDING GRILLS TO BE PAINTED AS PER LANDLORD. [illegible] PRIOR TO THE FINAL COAT APPLICATIONS.
2. ALL COLUMNS TO BE PAINTED AS INDICATED ON PLAN IN A LATEX ENAMEL, EGGSHELL FINISH UNLESS OTHERWISE NOTED.
3. ALL DOORS, EXCEPT EXISTING BASE BUILDING DOORS, TO BE PAINTED AS INDICATED IN DOOR SCHEDULE IN CONSTRUCTION MANUAL, IN A LATEX ENAMEL, [illegible] FINISH.
4. ALL EXISTING BASE BUILDING DOORS, TO BE PAINTED AS [illegible] IN MANUAL [illegible]
5. REFER TO SPECIFICATION MANUAL FOR ALL OTHER FINISHES.

### WALL FINISHES LEGEND

| SYMBOL | DESCRIPTION |
|---|---|
| [illegible] | [illegible] PAINT [illegible] |
| [illegible] | ACCENT PAINT [illegible] |
| [illegible] | ACCENT PAINT [illegible] |
| [illegible] | ACCENT PAINT [illegible] |
| [illegible] | BACKSPLASH TILE [illegible] |

KEY PLAN

| | | |
|---|---|---|
| 01 | ISSUED FOR REVIEW | [illegible] |
| REV | DESCRIPTION | DATE |

REVISION TABLE

THIS DRAWING TO BE READ IN CONJUNCTION WITH THE CONSTRUCTION MANUAL.

THIS DRAWING IS THE PROPERTY OF 4TE INC. ALL [illegible]

CE DESSIN EST LA PROPRIÉTÉ DE 4TÉ INC. ET TOUS [illegible]

DIMENSIONS ON THIS DRAWING FOR ESTIMATING PURPOSES ONLY. [illegible]

LES DIMENSIONS SUR CE DESSIN [illegible]

[illegible]
28700

Project Title / Titre du Projet
VBI VACCINES
[illegible] HUNT CLUB ROAD EAST
2ND FLOOR
OTTAWA, ONTARIO

Drawing Title / Titre du Dessin
WALL FINISHES PLAN

| | |
|---|---|
| Date: JANUARY 4, 2010 | Scale / Échelle: [illegible] |
| Drawn by / Dessiné par: [illegible] | Checked by / Vérifié par: |
| | Reference / Référence: [illegible] |
| | Drawing No.: D-06 |

PT3
2'-11"
2'-2"
3'
3'-3"
1'-3"
M/W
PT2
REF
EXISTING MILLWORK TO BE REINSTALLED
SINK CENTERLINE
4'-8½"
D/W
11'-4"

SERVERY MILLWORK ELEVATION
SCALE: 1/2" = 1'-0"

2'
2'
EQ
EQ
PT2
SITE VERIFICATION REQ'D
6' CLEAR
EQ
EQ
EQ
PL2

SERVERY MILLWORK ELEVATION
SCALE: 1/2" = 1'-0"

BACK CUSHION FB1
SEAT UPHOLSTERY FB2
DACRON FIBER WRAP
MEDIUM DENSITY FOAM
HIGH DENSITY FOAM
VENT HOLES AS REQUIRED
PLYWOOD CONSTRUCTION C/W BLOCKING AS REQUIRED, PL2 FINISH
1'-10"

SERVERY MILLWORK ELEVATION
SCALE: 1/2" = 1'-0"

## MILLWORK LEGEND

| | |
|---|---|
| PL1 | PLASTIC LAMINATE FORMICA [illegible] MATTE FINISH |
| PL2 | PLASTIC LAMINATE FORMICA HARD ROCK MAPLE [illegible] MATTE FINISH |
| FB1 | FABRIC TEKNION TEXTILES [illegible] COLOR: [illegible] |
| FB2 | FABRIC TEKNION TEXTILES ULTRA DURABLE COLOR: [illegible] |

## WALL FINISHES LEGEND

| SYMBOL | DESCRIPTION |
|---|---|
| PT1 | FIELD PAINT [illegible] |
| PT2 | ACCENT PAINT [illegible] |
| PT3 | ACCENT PAINT [illegible] |
| PT4 | ACCENT PAINT [illegible] |
| T1 | BACKSPLASH TILE [illegible] |

KEY PLAN

| | | |
|---|---|---|
| 1 | ISSUED FOR REVIEW | [illegible] |
| REV | DESCRIPTION | DATE |

REVISION TABLE

THIS DRAWING TO BE READ IN CONJUNCTION WITH THE CONSTRUCTION MANUAL.

[illegible]

28730

4TE

Project Title / Titre du Projet

VBI VACCINES

310 HUNT CLUB ROAD EAST
2ND FLOOR
OTTAWA, ONTARIO

KITCHENETTE DETAILS

JANUARY 4, 2016

MM

D-07

3'
3'
1'-2"
5'-1½"
7'
PT2
PT4
IP
PT2
PL2
PL1
4"

SERVERY MILLWORK ELEVATION
SCALE: 1/2 " = 1'-0"

PL2
PL1
LINE OF WALL

SERVERY MILLWORK ELEVATION
SCALE: 1/2 " = 1'-0"

| MILLWORK LEGEND | |
|---|---|
| PL1 | PLASTIC LAMINATE [illegible] |
| PL2 | PLASTIC LAMINATE [illegible] MATTE FINISH |
| [illegible] | FABRIC [illegible] |
| [illegible] | FABRIC [illegible] |

| WALL FINISHES LEGEND | |
|---|---|
| SYMBOL | DESCRIPTION |
| PT1 | FIELD PAINT [illegible] |
| PT2 | ACCENT PAINT [illegible] |
| PT3 | ACCENT PAINT [illegible] |
| PT4 | ACCENT PAINT [illegible] |
| T1 | BACKSPLASH TILE [illegible] |

KEY PLAN

| REV | DESCRIPTION | DATE |
|---|---|---|
| 01 | ISSUED FOR REVIEW | [illegible] |

REVISION TABLE

THIS DRAWING TO BE READ IN CONJUNCTION WITH THE CONSTRUCTION MANUAL.

28700

VBI VACCINES

KITCHENETTE DETAILS (CONT)

JANUARY 4, 2018

D-08

EXHIBIT D –SUB-SUBLANDLORD’S WORK

EXHIBIT D - SUB-SUBLANDLORD'S work

Landlord
costs
for carpet
D-02

PAINT
Landlord costs
VBI costs
200
201
202
203
204
N.I.C.
GENERAL NOTES FOR DEMOLITION
DEMOLITION LEGEND
REVISION TABLE
REV
DESCRIPTION
DATE
28700
VBI VACCINES
DEMOLITION PLAN
1/2" = 1'
MM
D-02

EXHIBIT E - SCHEDULE C – Parking Spaces